Exhibit 99.1

Investor Contact:

Erica Abrams

The Blueshirt Group for Borland

415-217-7722

Erica@blueshirtgroup.com

Company Contact:

Aaron Feigin

Borland Software Corporation

408-863-2409

Aaron.feigin@borland.com

Borland Announces Preliminary Financial Results for First Quarter 2005

SCOTTS VALLEY, Calif., — April 7, 2005 — Borland Software Corporation (NASDAQ NM: BORL) today announced preliminary results for the first quarter ended March 31, 2005.

Based on preliminary data, Borland expects to report total revenue in the range of $70 to $72 million, license revenue of $42 to $44 million, a GAAP net loss per share of ($0.03) to ($0.01), and Non-GAAP earnings per share of $0.01 to $0.03. The Company’s previous guidance was for total revenue of $77 to $81 million, GAAP earnings per share of $0.03 to $0.05 and non-GAAP earnings per share of $0.07 to $0.09.

Borland experienced slower closure rates in both the U.S. and Europe, particularly for large-scale transactions, combined with a weaker than expected spending environment. Additionally, the Company noted a greater than anticipated decline in revenue from JBuilder, its Java IDE offering.

Based on a preliminary analysis, the Company expects second quarter revenues to be flat to slightly up as compared to first quarter revenue. In the second quarter, the Company plans to undertake restructuring efforts around underutilized facilities and selected management positions, but does not currently plan to effect a reduction in headcount or other significant cost reductions.

“While we are disappointed with our results for the first quarter, we continue to believe strongly in our market opportunity,” commented Dale Fuller, President and CEO of Borland. “Transforming our go-to-market efforts toward true enterprise solution selling is a long-term proposition, and while we have made progress, I am frustrated with this setback on our road to growth in revenue and earnings. There is clearly room for improved execution, particularly in the U.S. where we have recently made regional management changes; however, we believe fundamentally in our value proposition to customers and the ability of our products to achieve that value.”

Company to Host Conference Call

Borland will host a conference call today, April 7, 2005 at 2:00 p.m., Pacific Time, to discuss the preliminary results. To access the live Webcast, please visit the Investor Relations section of Borland’s website. To participate by telephone, please dial 800-240-6709. A replay will be available approximately two hours after the conference call ends, and will be available through April 21, 2005. The replay number is 800-405-2236 or 303-590-3000, with passcode 11028001. The archived Webcast will also be available on our website.

Borland will report final financial results for the first quarter of 2005 after the market closes on Thursday, April 21, 2005. The following table shows our Non-GAAP anticipated results for the quarter ending March 31, 2005 reconciled to the GAAP anticipated results. Our Non-GAAP anticipated results exclude amortization of intangible assets and acquisition-related expenses.

	Estimated per Share
	Low	High
	(unaudited)
GAAP net loss	$(0.03)	$(0.01)

Aggregate amortization of intangible assets and acquisition-related expenses	0.04	0.04

Non-GAAP net income	$0.01	$0.03

Non-GAAP Financial Measures

Borland provides all information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Internally, Borland uses calculations of Non-GAAP net income and net income per share, which exclude as applicable restructuring, amortization of intangible assets, acquisition-related expenses, in-process research and development, and the related tax benefit, to evaluate its ongoing operations and to allocate resources within the organization.

Borland’s management does not itself, nor does it suggest that investors should, consider such Non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Borland presents such Non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Borland’s operating results in a manner that focuses on what management believes to be Borland’s ongoing business operations. Management believes that the inclusion of Non-GAAP financial measures provides consistency and comparability with past reports of financial results and historically provided comparability to similar companies in Borland’s industry. Investors should note, however, that the Non-GAAP financial measures used by Borland may not be the same Non-GAAP financial measures as, and may not be calculated in the same manner as, that of other companies. Borland’s management believes it is useful for the company and investors to review both GAAP information that includes the expenses, charges, gains, and losses mentioned below and the Non-GAAP financial measures of net income and net income per share that exclude such charges to have a better understanding of the overall performance of Borland’s business and its ability to perform in subsequent periods. Whenever Borland uses such a Non-GAAP financial measure, it provides a reconciliation of Non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

Borland excludes restructuring charges, including (i) employee severance and other termination benefits, (ii) lease termination costs and other expenses associated with exiting a facility, (iii) disposition of fixed assets, and (iv) other costs associated with terminating contracts, from its Non-GAAP net income and net income per share calculations. Expenses related to restructuring have, in some cases, had a significant cash impact and effect on net income as measured in accordance with GAAP. However, Borland’s management believes such restructuring charges are periodic costs incurred to realign its operating expenses with its anticipated future revenues and, consequently, does not consider these restructuring costs as a normal component of its expenses related to ongoing operations. As a result, Borland’s management believes it is useful for itself and investors to review both GAAP information that includes such charges and Non-GAAP measures of net income that exclude these charges to have a better understanding of the overall performance of Borland’s ongoing business operations and its performance in the periods presented. In accordance with GAAP, Borland regularly amortizes the remaining value of certain intangible assets over various periods. However, these amortization expenses result in no ongoing cash expenditures and otherwise have no material impact on Borland’s ongoing business operations. Similarly, from time to time, Borland undertakes strategic acquisitions and investments. The expenses related to such acquisitions and investments may or may not result in a significant cash impact or effect on net income as measured in accordance with GAAP, but their impact is not directly related to Borland’s ongoing business activities in such periods. Consequently, Borland excludes the amortization of intangible assets, acquisition-related expenses and in-process research and development expenses from its Non-GAAP financial measures. Borland believes that examination of both GAAP information that includes such charges and Non-GAAP financial measures that exclude such expenses provide management with information valuable to allocating available resources. Borland believes that if it did not provide such Non-GAAP financial information, investors would not have all the necessary data to analyze Borland’s ongoing operations.

About Borland

Founded in 1983, Borland Software Corporation (NASDAQ: BORL) is a global leader in Software Delivery Optimization. The company provides the software and services that align the people, processes and technology required to maximize the business value of software. To learn more about delivering quality software, on time and within budget, visit: http://www.borland.com.

Safe Harbor Statement

This release contains “forward-looking statements” as defined under the Federal Securities Laws, including the Private Securities Litigation Reform Act of 1995 and is subject to the safe harbors created by such laws. The final results for the first quarter of 2005 may differ from the preliminary results discussed or forecasted in the forward-looking statements. Forward-looking statements may relate to, but are not limited to, Borland’s preliminary financial guidance for the first quarter of 2005 and Borland’s future financial and operating results. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially. Factors that could cause actual events or results to differ materially include, among others, risks associated with final review of the results and preparation of quarterly financial statements, our ability to sell multi-product solutions for the application development lifecycle; the effects of a longer sales cycle as we increase our focus on larger enterprise customers; our ability to properly scale our services organization to provide the necessary consulting, education and technical support to enterprise-level customers, the effects that altered spending priorities will have on our financial results; market acceptance of our products and services including our enterprise software development platform/solution; and general industry trends, general economic factors and capital market conditions. These and other risks may be detailed from time to time in Borland’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from http://www.sec.gov. Borland is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Information contained in our website is not incorporated by reference in, or made part of this press release.

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